GUARANTY OF PAYMENT


               THIS GUARANTY OF PAYMENT is made as of June 27, 1994 by FRUIT OF THE LOOM, INC., a Delaware corporation (the "Guarantor"), in favor of NATIONSBANK OF FLORIDA, N.A. a national banking corporation (the "Lender").


                                 W I T N E S S E T H:


               WHEREAS, Lender has been requested to make a loan in the sum of U.S. $12,000,000.00 (the "Loan") to William F. Farley (the "Borrower"), evidenced by a Revolving Promissory Note dated as of June 27, 1994 (the "Note"); and

               WHEREAS, the Note and all other instruments and documents executed by Borrower or Guarantor in favor of Lender in connec-tion with the Loan are referred to herein as the "Credit Docu-ments", and the Loan and all other debts, obligations and liabi-lities of Borrower to Lender under the Credit Documents from time to time are referred to herein as the "Obligations";

               WHEREAS, Guarantor will be benefitted if Borrower borrows said sum from Lender because Guarantor is receiving from Borrower, as consideration for execution of this Guaranty, a second priority pledge and security interest (subordinate to the rights of Lender) in certain stock owned by Borrower and defined as the "Securities" in that certain General Security Agreement made by Borrower to Lender dated as of the 18th day of December, 1992, as amended, and because Guarantor otherwise has or may have other interests, directly or indirectly, in the transactions to be funded with the Loan; and

               WHEREAS, Lender has declined to make the Loan to Borrower unless Guarantor unconditionally guarantees the payment of the Obligations;

               NOW, THEREFORE, in consideration of Lender's agreement to advance Loan funds to Borrower, Guarantor hereby unconditionally guarantees to Lender, its successors and assigns, the prompt and full payment of the Obligations.

               1. Guarantor shall pay any Obligations that are not paid as and when required of Borrower under the Credit Documents (including the expiration of any applicable grace period set forth therein). Each such sum may be recovered in a separate action as it comes due, or, in the event that Lender shall accelerate the maturity of the Obligations in accordance with the Credit Documents, Guarantor shall promptly pay all sums which become due and payable on such acceleration of maturity. Lender shall have the absolute right to seek one or more money judgments for each cause of action based solely upon this Guaranty.





               2. The obligations of Guarantor under this Guaranty are direct, unconditional and completely independent of the obliga-tions of Borrower. Lender may exercise any of its rights under this Guaranty, including without limitation bringing and prose-cuting any action against Guarantor, without any requirement that Lender join Borrower as a party to the action, or proceed against any security then held by Lender for the Obligations, or notify or make demand upon or proceed against or exhaust any other remedy against Borrower, any other guarantor of the Obligations, or any other person who might have become liable for the Obligations. Guarantor hereby waives and renounces all benefits of discussion and division.

               3. The liability assumed under this Guaranty shall not be affected by Lender's acceptance of any settlement or composition offered by Borrower or decreed with respect to Borrower by any court, either in liquidation, readjustment, receivership, bank-ruptcy or otherwise, except only to the extent that such settle-ment has resulted in actual payment of a part of the Obligations, and then only to that extent. This Guaranty shall continue and remain in full force and effect (or shall be reinstated, as the case may be) in the event that all or part of any payment made by Borrower in connection with the Obligations is recovered from Lender as a preference, fraudulent transfer or similar voidable payment under any bankruptcy or insolvency law.

               4. This instrument is a continuing, binding, absolute and unconditional guaranty of payment which shall remain in full force and effect until actual payment in full of the Obligations or until terminated by written agreement between Lender and Guarantor.

               5. Guarantor hereby waives any and all defenses to any action or proceeding brought to enforce this Guaranty or any part of this Guaranty, except the single defense that the sum claimed has actually been paid to Lender. Without limiting the foregoing in any way, but merely by way of illustration, Guarantor hereby specifically waives all technical, dilatory or nonmeritorious defenses, and any defense predicated upon:

                    (a) Incapacity, disability or lack of authority on the part of Borrower or any other person; or

                    (b) Any change or modification or extension or waiver of any term of the Obligations or any Credit Document, or any indulgence or forbearance or delay on the part of Lender in the enforcement of any term of the Obligations or any Credit Docu-ment, or any other or further dealings or agreements between Lender and Borrower or between Lender and any other guarantors or sureties for all or any part of the Obligations; or








                    (c) Any failure to perfect, release of, substitution for, addition to, increase in or impairment of all or any part of the security for the Obligations or this Guaranty, whether for valuable consideration or otherwise; or

                    (d) The fact that there may now or hereafter be other guarantors or sureties liable for all or any part of the Obliga-tions, or that solvent persons other than Borrower or Guarantor may have undertaken the payment of all or any part of the Obliga-tions, whether in connection with any transfer of any collateral for the Obligations or otherwise; or

                    (e) The full or partial release or discharge of Borrower or any other present or future guarantors or sureties for all or any part of the Obligations; or

                    (f) Any other act or omission by Lender or failure by Lender to proceed promptly or diligently, or any other matter which might, but for this waiver by Guarantor, be deemed a legal or equitable release or discharge of a surety or guarantor, regardless of whether such act or omission or failure or other matter varies or increases the risk of Guarantor or affects or impairs the rights or remedies of Guarantor.

               6. Lender shall not be required to notify Guarantor of (a) Lender's acceptance of this Guaranty, (b) any disbursements of funds by or on behalf of Lender, (c) any modification of any other document executed by Borrower or any other guarantor or surety in connection with the Obligations, nor (d) any default by Borrower under the Obligations or by any other guarantor or surety for all or any part of the Obligations. Guarantor hereby waives presentment for payment, demand, protest, notice of pro-test or dishonor, notice of default, and any other notice or demand whatsoever before Lender commences to enforce its rights under this Guaranty, whether by judicial proceedings or in any other manner. Lender shall have no obligation whatsoever to disclose to Guarantor any information Lender may now possess or hereafter obtain about Borrower, regardless of whether (i) Lender has reason to believe that such information materially increases the risk of Guarantor beyond that which Guarantor intends to assume hereunder, or (ii) Lender has reason to believe that such information is unknown to Guarantor, or (iii) Lender has a reasonable opportunity to communicate such information to Guarantor; Guarantor understands and agrees that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of failure to repay the Obligations.

               7. Until the Obligations shall have actually been paid in full, Guarantor hereby (a) agrees not to seek reimbursement or repayment from Borrower or the liquidation of any security for the Obligations by reason of having paid monies pursuant to this






          Guaranty, (b) waives any right to enforce any remedy as subrogees of Lender or its successors and assigns or to participate in the Obligations or in any security for the Obligations, (c) agrees not to seek or accept repayment or reimbursement from Borrower of any sums advanced, contributed or lent to Borrower by Guarantor, all of which are hereby subordinated and postponed to the full repayment of the Obligations, and (d) agrees not to seek or accept any distributions or dividends by Borrower.

               8. Guarantor agrees to pay any expenses incurred by Lender in the collection or enforcement of this Guaranty, including costs and attorney's fees (including those incurred for appellate or administrative or bankruptcy proceedings) in the event that Lender shall be obliged to resort to the courts or require the services of an attorney to collect under this Guaranty.

               9. The rights and authority granted to Lender in this Guaranty shall inure to the benefit of its successors and assigns, and the agreements by Guarantor contained in this Guaranty shall bind Guarantor and Guarantor's successors and assigns, jointly and severally.

               10. Lender may assign this Guaranty, in whole or as to such part which has not been realized upon, to any assignee(s) or transferee(s) of the Obligations without prior notice to or the consent of Guarantor.

               11. Time shall be of the essence with respect to all of the provisions of this Guaranty.

               12. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such pro-vision in any other jurisdiction.

               13. Whenever used in this Guaranty and unless the context otherwise requires, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders. All references in this Guaranty to numbered paragraphs refer to the paragraphs of this Guaranty, unless such reference specifically identifies another document. All references in this Guaranty to sums expressed in dollars refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency.

               14. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, except that federal law shall govern to the extent that it may permit Lender to charge interest from time to time at a rate






          greater than may be permissible under Florida law. Nothing con-tained in this Guaranty shall be construed as obligating Guarantor in any way to be responsible for interest in excess of the maximum rate permitted by applicable law.

               15. Guarantor hereby WAIVES TRIAL BY JURY and submits to the jurisdiction of the state and federal courts in the State of Florida for purposes of any action arising from or growing out of this Guaranty, and further agrees that the venue of any such action may be laid in Broward County and that (in addition to any other method provided by law for service of process) service of process in any such action may be made on Guarantor by the delivery of the process to Katten, Muchin & Zavis, Attn: Susan Schneider, Esq.,
          whose present address is 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661, whom Guarantor hereby appoints as Guarantor's agent for service of process. Nothing contained in this Guaranty, however, shall be deemed to constitute, or to imply the existence of, any agreement by Lender to bring any such action only in said courts or to restrict in any way any of Lender's remedies or rights to enforce the terms of this Guaranty as, when and where Lender shall deem appropriate, in its sole discretion.

               16. If for the purposes of obtaining judgment against Guarantor in any court it becomes necessary to convert a sum due in U.S. dollars into another currency, then the rate of exchange used shall be that at which Lender could purchase U.S. dollars with the other currency in accordance with normal banking proce-dures on the business day preceding the day on which final judg-ment is obtained. Notwithstanding any judgment in such other currency, the obligations of Guarantor hereunder shall be dis-charged only to the extent that (i) Lender can purchase U.S. dollars with the other currency in accordance with normal banking procedures on the business day following Lender's receipt of any such sum adjudged to be due in the other currency, and (ii) Lender can remit the purchased U.S. dollars to its office at its address for notices set forth in the Credit Documents. If the U.S. dollars so purchased and remitted are less than the sum owing to Lender in U.S. dollars before the judgment, then
          Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Lender on demand against such loss.

               17. In order to induce Lender to extend credit to Borrower, and knowing that Lender shall rely on the following warranties and representations, Guarantor represents and warrants to Lender that: (a) if Guarantor is a natural person, then Guarantor has full legal capacity; (b) if Guarantor is a business entity, then
          (i) Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation, has full power and authority to make this Guaranty in favor of






          Lender, and has duly authorized the execution, delivery and per-formance of this Guaranty by all necessary actions, and (ii) the execution, delivery and performance of this Guaranty do not and shall not violate any provision of Guarantor's governing or con-stituent documents; (c) Guarantor shall be benefitted if Lender extends credit to Borrower; (d) the execution, delivery and per-formance of this Guaranty do not and shall not contravene any applicable law, nor result in a breach of or default under any other agreement to which Guarantor is a party or by which Guarantor may be bound or affected; (e) except as otherwise pre-viously or concurrently disclosed to Lender in writing or in any filing made by Guarantor with the Securities and Exchange Commission, there are no material suits, actions or proceedings pending or threatened against or affecting Guarantor before any court of law or equity or any administrative board or tribunal or governmental authority; (f) Guarantor is not in material default under the terms of any other indebtedness or obligation of Guarantor or with respect to any order, writ, injunction, judgment, decree or demand of any court or tribunal or governmental authority; and (g) Guarantor has received good, valuable and adequate consideration from Borrower for the execution and delivery to Lender of this Guaranty.




































               18. GUARANTOR, BY ITS EXECUTION HEREOF, AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH AGREES NOT TO SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE (WHETHER AT LAW OR IN EQUITY) BASED UPON OR ARISING OUT OF THIS GUARANTY, THE LOAN OR ONE OR MORE OF THE CREDIT DOCUMENTS OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS EXECUTED OR ENTERED INTO IN CONNECTION WITH THIS GUARANTY, THE LOAN OR THE LOAN DOCUMENTS. NEITHER ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS WAIVER HAVE BEEN FULLY DISCUSSED BY GUARANTOR AND LENDER, AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. GUARANTOR AND LENDER HAVE HAD THE OPPORTUNITY TO HAVE THIS WAIVER REVIEWED BY LEGAL COUNSEL OF THEIR CHOICE. NO SUCH ENTITY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS WAIVER WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                    THIS WAIVER IS BINDING UPON AND SHALL INURE TO THE BENEFIT OF LENDER AND GUARANTOR, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, PARTNERS, PRINCIPALS, AGENTS, SHAREHOLDERS, OFFICERS, DIRECTORS, LEGAL AND PERSONAL REPRESENTATIVES, EXECUTORS, ADMINISTRATORS, HEIRS AND OTHER TRANSFEREES.

               IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal on June 27, 1994, to be effective on the date first written above.

          Signed, sealed and delivered
          in the presence of:
                                              FRUIT  OF  THE LOOM,  INC., a
                                              Delaware corporation


                                              By:
                                                 ---------------------------
                                              Name:
                                                 ___________________________

                                              Title:
                                                 ---------------------------

                                              [CORPORATE SEAL]



















          STATE OF ___________     )
                                   )          SS:
          COUNTY OF ___________    )


                The foregoing instrument was acknowledged before me this
          day of            , 1994    by
          as                       of FRUIT  OF THE LOOM, INC.,  a Delaware
          corporation, on behalf of the corporation. He/she/they personally appeared before me, is/are personally known to me or
          produced                            as identification, and  [did]
          [did not] take an oath.

                                   Notary:
                [NOTARIAL SEAL]    Print Name:
                                   Notary Public, State of
                                   My commission expires:


































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